UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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MORGAN’S FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN’S FOODS, INC.
4829 Galaxy Parkway, Suite S
Cleveland, Ohio  44128
____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 22, 2012
____________

TO THE SHAREHOLDERS:

You are hereby notified that the Annual Meeting of Shareholders of Morgan’s Foods, Inc., an Ohio corporation (the “Company”), will be held at the Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio  44122, on Friday, June 22, 2012, at 10:00 a.m., Eastern Time, for the following purposes:

1.	To elect the Board of Directors of the Company

2.	To ratify the appointment of Grant Thornton LLP

3.	To approve the Amended and Restated Articles of Incorporation

4.	To approve the Amended and Restated Code of Regulations

5.	To transact such other business as may properly come before the meeting or any adjournment thereof

Only shareholders of record at the close of business on May 9, 2012 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

KENNETH L. HIGNETT
Secretary

June 1, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2012:

This proxy statement and the Company’s 2012 annual report to shareholders are also available at https://materials.proxyvote.com/616900.

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE THAT THEIR SHARES ARE REPRESENTED AT THE MEETING OR ANY ADJOURNMENT THEREOF.

MORGAN’S FOODS, INC.
4829 Galaxy Parkway, Suite S
Cleveland, Ohio  44128

____________________

 PROXY STATEMENT
____________________

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Morgan’s Foods, Inc., an Ohio corporation (the “Company”), for use at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at the Marriott Cleveland East, 26300 Harvard Road, Warrensville Heights, Ohio 44122, on Friday, June 22, 2012 at 10:00 a.m., Eastern Time, and at any adjournment thereof.

This proxy statement and accompanying notice and form of proxy are being mailed to shareholders on or about June 1, 2012.  A copy of the Company’s Annual Report to Shareholders, including financial statements, for the fiscal year ended February 26, 2012 (the “2012 fiscal year”) is enclosed with this proxy statement.

The presence of any shareholder at the Meeting will not operate to revoke his proxy.  Any proxy may be revoked, at any time before it is exercised, in open meeting, or by giving notice to the Company in writing, or by filing a duly executed proxy bearing a later date.

If the enclosed proxy is executed and returned to the Company, the persons named therein will vote the shares represented by it at the Meeting.  The proxy permits specification of a vote for the election of directors, or the withholding of authority to vote in the election of directors, or the withholding of authority to vote for one or more specified nominees and a vote for, against or abstain on the other proposals described in this proxy statement.

Where a choice is specified in the proxy, the shares represented thereby will be voted in accordance with such specification.  If no specification is made, such shares will be voted to elect as directors the nominees set forth herein under “Election of Directors” and FOR the other proposals included in this proxy.

Under Ohio law and the Company’s Articles of Incorporation, broker non-votes and abstaining votes will not be counted in favor of or against election of any nominee.

The close of business on May 9, 2012, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.  As of May 9, 2012, the Company’s outstanding voting securities consisted of 2,934,995 Common Shares, without par value, each of which is entitled to one vote on all matters to be presented to the shareholders at the Meeting.

PROPOSAL ONE: ELECTION OF DIRECTORS

At the Meeting, shares represented by proxies will be voted, unless otherwise specified in such proxies, for the election of the seven nominees to the Board of Directors named in this proxy statement and the enclosed proxy.  These nominees were selected by the Board of Directors and will, if elected, serve as directors of the Company until the next annual meeting of the shareholders and until their successors are elected and  qualified or until their earlier removal or resignation.  All of the nominees are currently members of the Board of Directors and all nominees have consented to be nominated and to serve if elected.  If, for any reason, any one or more nominees becomes unavailable for election, it is expected that proxies will be voted for the election of such substitute nominees as may be designated by the Board of Directors.

If notice in writing is given by any shareholder to the President or the Secretary of the Company, not less than 48 hours before the time fixed for holding the Meeting, that such shareholder desires that the voting for the election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the Meeting by the President or Secretary or by or on behalf of the shareholder giving such notice, each shareholder shall have the right to cumulate such voting power as he possesses at such election and to give one candidate an amount of votes equal to the number of directors to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as he sees fit.  If voting for the election of directors is cumulative, the persons named in the enclosed proxy will vote the shares represented by proxies given to them in such fashion as to elect as many of the nominees as possible.

The Board of Directors recommends that you vote FOR the following nominees:

Name	Age	Principal Occupation for the Past Five Years	Director of the Company Since

Marilyn A Eisele	54	Vice President – Finance, Chief Financial	2011
		Officer, The PDI Group (munitions trailer &
		ground support systems manufacturer)
		(April 2011 to March 2012); Chief Financial Officer,
		Five Star Technologies, Inc. (advanced materials
		supplier) (August 2002 to April 2011)

Kenneth L. Hignett	65	Senior Vice President, Chief Financial Officer	1993
		and Secretary of the Company (March 1992 to
		present); Vice President, Secretary and
		Treasurer of the Company (January 1991 to
		March 1992); Vice President and Treasurer of
		the Company (June 1989 to January 1991)

Steven S. Kaufman	62	Managing Member, Kaufman & Company, LLC	1989
		(law firm) (January 2011 to present);
		Partner, Thompson Hine, LLP (law firm)
		(June 2002 to January 2011)

Bernard Lerner	85	Chief Executive Officer, Automated	1989
		Packaging Systems, Inc. (manufacturer
		of packaging materials and machinery)

James J. Liguori	63	President and Chief Operating Officer of	1984
		the Company (July 1988 to present);
		Executive Vice President of the Company
		(August 1987 to July 1988); Vice President
		of the Company (June 1979 to August 1987)

James C. Pappas	31	Managing Member, JCP Investment	2012
		Management, LLC, (investment fund) (June 2009
		to present); Private Investor, (July 2007 to May 2009);
		Investment Banker, The Goldman Sachs
		Group, Inc. (investment bank) (June 2005 to June 2007)

Leonard R. Stein-Sapir	73	Chairman of the Board and Chief Executive	1981
		Officer of the Company (April 1989 to present)

Director Qualifications

In addition to the professional and occupational experience described above for each nominee, the Board has concluded that the skills, qualifications, experiences and attributes described below make the nominees persons who should serve as directors:

Marilyn A. Eisele – Ms. Eisele has served as chief financial officer of several businesses, primarily in manufacturing, material supply and technology industries.  She also has a background in public accounting with a national accounting firm and maintains an active CPA license in Ohio.  Her education and experience give her strong expertise in the areas of operations and finance, including the raising of capital.

James C. Pappas – Mr. Pappas has significant experience in the valuation and management of investment securities in addition to his experience in investment banking and corporate finance from his career with two major investment banking firms.  He has concentrated much of his efforts in the restaurant and retail business sectors and possesses a thorough understanding of the restaurant business in addition to his expertise in corporate finance.

Steven S. Kaufman – Mr. Kaufman has been a practicing attorney for many years, both as the head of a regional practice and a partner in a national law firm and member of its executive committee.  He has strong expertise in the areas of risk management, conflict resolution and finance as well as business law and litigation.

Bernard Lerner – Mr. Lerner is the long-standing chief executive and founder of a multi-national producer of packaging materials and machinery.  He brings to the Board of Directors expertise in all areas of business operations including human resources, administration and finance.

Leonard R. Stein-Sapir – Mr. Stein-Sapir has been Chairman and CEO of the Company since 1989 and has been and continues to be involved in other businesses.  He is also an attorney and brings a broad expertise in all aspects of business to the Board of Directors.

James J. Liguori – Mr. Liguori has been an officer and director of the Company since 1984 and has been responsible for all aspects of restaurant operations.  He has expertise in restaurant operations, marketing and the operations of the franchisors.

Kenneth L. Hignett – Mr. Hignett has been an officer of the Company since 1989, a director since 1993, is a CPA, CITP and has experience in the retail and real estate service businesses.  He has extensive expertise in finance and technology.

Board Leadership

The Company’s leadership begins with the Board, where the Company has one individual, Leonard R. Stein-Sapir, who serves as both chief executive officer and chairman of the board.  Mr. Stein-Sapir’s dual responsibility is appropriate given the Company’s size and history.  Since its beginning, Morgan’s Foods, Inc. has had one person serve as both chief executive officer and chairman of the board.  Mr. Stein-Sapir, as both chairman and chief executive officer, has thorough, detailed knowledge of the strategic challenges and opportunities facing the Company.  Mr. Stein-Sapir is supported by independent directors who play pivotal roles.  The Board does not have a lead independent director.

Board’s Role in Risk Oversight

It is management’s responsibility to manage risk and bring to the Board of Directors’ attention the most material risks to the Company.  The Board of Directors has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company.  The Board’s Audit Committee regularly reviews enterprise-wide risk management, which includes treasury risks, financial and accounting risks, legal and compliance risks and other risk management functions.  The Compensation and Human Resources Committee considers risks related to the attraction and retention of talent and related to the design of compensation programs tailored to the specific needs of the Company.  The full Board considers strategic risks and opportunities and receives reports from management on risk.

Board of Directors Structure

The Board of Directors has determined that each of the following directors is an “independent director” as defined by the listing standards of The Nasdaq Stock Market: Marilyn A. Eisele, Steven S. Kaufman, Bernard Lerner and James C. Pappas.

The Board of Directors has an Executive Committee, an Audit Committee, and a Compensation and Human Resources Committee.  The Company does not have a nominating committee or a nominating committee charter.  The Board of Directors as a whole functions as the nominating committee due to the relatively small size of the Board and the smaller market capitalization of the Company.

The Executive Committee consists of Leonard R. Stein-Sapir (Chairman), Bernard Lerner and James J. Liguori.  This committee has the authority, between meetings of the Board of Directors, to exercise substantially all of the powers of the Board in the management of the business of the Company.

The Audit Committee consists of Marilyn A. Eisele (Chairperson), Steven S. Kaufman and Bernard Lerner.  This committee, as set forth in more detail in the Audit Committee Report below, approves the Company’s retention of independent auditors and pre-approves any audit or non-audit services performed by them.  It reviews with such accountants the arrangements for, and the scope of, the audit to be conducted by them.  It also reviews with the independent accountants and with management the results of audits and various other financial and accounting matters affecting the Company.  The Board has determined that Marilyn A. Eisele qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.  The Audit Committee has a charter.  A copy of that charter was attached to the Company’s 2011 Proxy Statement.

The members of the Compensation and Human Resources Committee are Bernard Lerner (Chairman), Marilyn A. Eisele and Steven S. Kaufman.  This committee administers the Company’s compensation, benefits and stock option plans.  The Board of Directors adopted a charter establishing the duties and responsibilities of the Compensation and Human Resources Committee.  A copy of that charter was attached to the Company’s 2011 Proxy Statement.

While neither the charter of the Audit Committee or the Compensation and Human Resources Committee are available on the Company’s website, copies of the charters of the Audit Committee and of the Compensation and Human Resources Committee were attached as exhibits to the proxy statement for the June 24, 2011 meeting of shareholders.

The Board of Directors met five times, the Audit Committee met four times, the Compensation and Human Resources Committee and the Executive Committee did not meet, during the 2012 fiscal year.  Each director currently serving on the Board attended 75% or more of the meetings held during such year by the Board and the committee(s) on which he or she served.  The Company encourages the attendance of all directors at the annual shareholders meetings.  Six of the Company’s directors attended the annual shareholders meeting last year.

Nominations for Director are made by the Board of Directors as a whole.  The Board determines the desired skills and characteristics for directors as well as the composition of the Board of Directors as a whole.  This assessment considers the directors’ qualifications and independence, as well as diversity, age, skill and experience in the context of the needs of the Board of Directors.  At a minimum, directors should share the values of the Company and should possess the following characteristics: high personal and professional integrity; the ability to exercise sound business judgment; an inquiring mind; and the time available to devote to Board of Directors’ activities and the willingness to do so.  The Board does not have a formal policy specifically focusing on the consideration of diversity; however, diversity is one of the many factors that the Board considers when identifying candidates.  In addition to the foregoing considerations, generally with respect to nominees recommended by shareholders, the Board will evaluate such recommended nominees considering the additional information regarding them provided to the Board.  When seeking candidates for the Board of Directors, the Board may solicit suggestions from incumbent directors, management and third-party search firms.  Ultimately, the Board will recommend prospective nominees who the Board believes will be effective, in conjunction with the other members of the Board of Directors, in collectively serving the long-term interests of the Company’s shareholders.  The Board will review any candidate recommended by shareholders of the Company in light of its criteria for selection of new directors.  In the search which resulted in the appointment of James C. Pappas to the Board on February 20, 2012, the management directors recommended Mr. Pappas based on meetings with him and his suitability for appointment to the Board of Directors was evaluated by the Board.  If a shareholder wishes to recommend a candidate to the Board of Directors, he or she should send his or her recommendation, with a description of the candidate’s qualifications, to the Secretary of the Company, Kenneth L. Hignett, 4829 Galaxy Parkway, Suite S, Cleveland, Ohio 44128.  Please note that if our shareholders approve Proposal Four our Code of Regulations will be amended to provide certain advance notice and disclosure requirements for shareholder nominees for election as directors.

PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF
GRANT THORNTON LLP

The Audit Committee of the Board currently anticipates appointing Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 3, 2013.  For fiscal year 2012, Grant Thornton was engaged by us to audit our annual financial statements.  Representatives of Grant Thornton are expected to be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Board seeks an indication from shareholders of their approval or disapproval of the Audit Committee’s anticipated appointment of Grant Thornton as the Company’s independent registered public accounting firm for the 2013 fiscal year.  The submission of this matter for approval by shareholders is not legally required, however, the Board believes that the submission is an opportunity for the shareholders to provide feedback to the Board on an important issue of corporate governance.  If the shareholders do not approve the appointment of Grant Thornton, the appointment of the Company’s independent registered public accounting firm will be re-evaluated by the Audit Committee but will not require the Audit Committee to appoint a different accounting firm.  If the shareholders do approve the appointment of Grant Thornton, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.  Approval of the proposal to ratify the selection of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of a majority of the common shares present in person or by proxy and entitled to be voted on the proposal at the Meeting.  Abstentions will have the same effect as votes against the proposal.  Broker non-votes will not be considered common shares present and entitled to vote on the proposal and will not have a positive or negative effect on the outcome of this proposal, however, there will be no broker non-votes on this proposal because brokers have the discretion to vote uninstructed common shares on this proposal.

The Board of Directors recommends that you vote FOR Proposal Two.

PROPOSAL THREE:  PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

Our Board of Directors recommends that the shareholders approve amendment and restatement of the Amended and Restated Articles of Incorporation to eliminate cumulative voting in the election of directors as discussed below.  Under Ohio law, because our Amended and Restated Articles of Incorporation currently do not address cumulative voting, our shareholders have the right to elect cumulative voting in any election of directors.

Cumulative voting enables a shareholder to cumulate his or her voting power to give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares he or she holds, or to distribute the votes among two or more nominees as he or she sees fit.  Thus, with cumulative voting, shareholders can cast all of their votes “for” one nominee, instead of voting each share “for” or “against” or “abstain” for each nominee, and thereby may be able to elect one or more nominees that have not been supported by the holders of a majority of the shares voting on the election of directors.  Coupled with the annual election of directors, cumulative voting increases the chances that a minority shareholder could take disruptive actions to the detriment of the majority of shareholders.  Finally, eliminating cumulative voting would be consistent with the general trend away from cumulative voting for public companies.  Consequently, we are submitting this proposal to eliminate cumulative voting.

The elimination of cumulative voting might under certain circumstances render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our common shares or the removal of incumbent management.  Neither management nor our Board is aware of any attempt by any shareholder to accumulate sufficient shares to obtain control of the Company.  The Company presently has another antitakeover mechanism in place through its Amended and Restated Shareholder Rights Agreement dated as of October 2, 2007, between the Company and Computershare Trust Company, N.A.  This current proposal is not part of a plan by management to adopt a series of antitakeover measures, and this proposal is not interrelated with the Shareholder Rights Agreement.

If the shareholders approve this proposal, the following will be added as a new Article SEVENTH of the Company’s Amended and Restated Articles of Incorporation:

Notwithstanding any provision of the General Corporation Law of Ohio now or hereafter in effect, no shareholder shall have the right to vote cumulatively in the election of directors.

The proposed amendment and restatement of the Amended and Restated Articles of Incorporation would also add a provision providing for severability, which would allow any of the remaining articles to remain in full force and effect if an individual article is held to be invalid, prohibited, or unenforceable.  The full text of the proposed amendment and restatement of the Amended and Restated Articles of Incorporation is attached as Appendix A; underlined text denotes proposed additions and strikethrough text denotes proposed deletions.  The previous description of the amendment and restatement of the Articles of Incorporation is qualified in its entirety by reference to Appendix A.

Under Ohio corporation law, the affirmative vote of two-thirds of our outstanding common shares is required for approval of the proposal to adopt the Amended and Restated Articles of Incorporation.  Abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends that you vote FOR Proposal Three.

PROPOSAL FOUR:  PROPOSAL TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE AMENDED CODE OF REGULATIONS TO REQUIRE ADVANCE NOTICE AND DISCLOSURE RELATED TO BUSINESS TO BE CONDUCTED AT SHAREHOLDER MEETINGS

Our Board of Directors recommends that the shareholders approve amendment and restatement of the Amended Code of Regulations to require advance notice and disclosure related to business to be conducted at shareholder meetings.

Our current Amended Code of Regulations does not contain provisions governing procedural or disclosure requirements governing (a) shareholder proposals made in connection with an Annual Meeting of Shareholders, (b) shareholder nominations for directors, or (c) shareholder proposals made in connection with a Special Meeting of Shareholders.  The proposed Amended and Restated Code of Regulations would establish procedural and disclosure requirements for these three cases.  Approval of this amendment would have no effect on a shareholder’s right to make proposals under Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(a)  Advance Notice and Disclosures in Connection with Annual Meetings

Reasons For and Effects of Proposed Amendment

Our Code of Regulations currently does not contain any notice or disclosure requirements that apply to proposals made by a shareholder in connection with our Annual Meeting of Shareholders.  As a result, if a shareholder is not seeking to include such a proposal in the Company’s proxy materials pursuant to Rule 14a-8, the shareholder is not required to provide to the Company and other shareholders any advance notice of its intended proposal or any information regarding its holdings of the Company’s stock or its interests in the proposal.  Therefore, for example, if such a proposal were to be brought late in the proxy season (for instance, after we have delivered our Proxy Statement to shareholders), it could cause shareholders unnecessary confusion and create uncertainty about the proxy process and our Annual Meeting of Shareholders.  In this situation and other similar situations, the shareholders might not have enough time, or the necessary information, to make an informed judgment about how to vote on such proposal.

Advance Notice Requirements

To remedy this deficiency, the amendment being proposed creates an advance notice provision that would require shareholders seeking to bring such proposals to give the Company advance notice of their intent to do so at least 90 days, but no more than 120 days, before the first anniversary of the immediately preceding year’s Annual Meeting of Shareholders.  This provision is intended to provide reasonable advance notice of a shareholder’s intention to submit a proposal.  To understand how this would apply, if the proposed notice period had been in place for the 2011 proxy season, the shareholder would have been required to provide notice of the proposal and related disclosures to the Company on or after February 25, but before March 27, of 2011.

Such notice would give the Company a brief time to consider the proposal and to determine whether to include appropriate information regarding the matter in our Proxy Statement.  Shareholders also would benefit from the adoption of this advance notice provision because it would allow the Company to supply such information to shareholders, and shareholders would have the time necessary to decide how they would like to vote on the proposal.  In addition, by adopting the proposed advance notice provision, no “surprise” proposals would be raised at Annual Meetings of Shareholders and meeting efficiency and clarity would be enhanced.

Disclosure Requirements

Because no Code of Regulations disclosure requirements currently apply to shareholder proposals, shareholders who bring such proposals for consideration at Annual Meetings of Shareholders are not required to supply to the Company or the shareholders any information about themselves, their interests in the Company, or their reasons for bringing the proposals.  This amendment would require these types of disclosures from proposing shareholders in order to allow the Company to provide other shareholders with the information necessary to make an informed decision on the proposal.  For example, such a proposing shareholder would be required to disclose, with respect to each record or beneficial owner of the Company’s shares making the proposal, or on whose behalf the proposal is made, as applicable (both are referred to as “holders”), a description of each holder’s economic and voting interests in the Company, including a description of:

•	the holder’s name and address;
•	the number of shares of the Company that are owned of record or beneficially by such holder, and the number of shares as to which the holder has or will have a right to acquire ownership;
•
any derivative, swap, or other transactions engaged in by the holder, the purpose or effect of which is to give such holder economic risk similar to ownership of the Company’s shares or voting power with respect to the Company’s shares;

•	any agreement or relationship pursuant to which the holder has or shares a right to vote shares of the Company;
•
any repurchase, “stock borrowing,” or similar arrangement engaged in by the holder the purpose or effect of which is to reduce the holder’s economic risks of holding, increase or decrease the holder’s voting power with respect to, or provide the holder with the opportunity to profit from any decrease in the price or value of, the Company’s shares;

•	any rights to dividends on the shares of the Company owned beneficially by the holder that are separated or separable from the underlying shares;
•	any performance-related fees that the holder is entitled to based on any change in the price or value of the Company’s shares; and
•
any other information that the holder must disclose in a proxy statement or other filings required in connection with solicitations of proxies for such proposal pursuant to Section 14 of the Exchange Act and applicable rules and regulations;

Each holder would also be required to disclose the following:

•	a statement of the course of action proposed for the Company to follow; the text of the proposal; the reasons for making the proposal; and any material interest in the matter proposed by the holder;
•	a description of all arrangements or understandings with any other person or entity (naming such person or entity) pursuant to which the proposal is to be made;
•	certain interests in the Company’s shares held by partnerships and limited liability companies in which the holder has a direct or indirect interest; and
•	certain arrangements relating to, or rights or other interests in the Company’s shares held by each holder’s immediate family members;

These disclosures would give Company shareholders and the Company the information they need to understand the purpose of the proposal and what the Company is being asked to do, and to assess the interests of the proposing shareholder in making the proposal.  The disclosures also would allow shareholders to make an informed decision about how to vote on the proposal.

Refusal to Acknowledge Submission of Proposals

This proposed amendment also would provide that the officer presiding over the Annual Meeting of Shareholders may refuse to acknowledge the submission of any proposal not made in accordance with the provisions of Section 2(e) of Article I of the Code of Regulations and declare at such meeting that any such proposal has not been brought properly before the meeting and therefore will not be considered.

Effect on Shareholder Proposal Procedures under Rule 14a-8

The provisions of proposed new Section 2 of Article I of the Code of Regulations expressly apply to proposals that are not made pursuant to Rule 14a-8.  Nothing in proposed new Section 2 of Article I of the Code of Regulations is intended to affect the rights of shareholders to request inclusion of proposals in the Company’s Proxy Statement pursuant to and in accordance with the requirements of Rule 14a-8.

(b) Advance Notice and Disclosures for Shareholder Nominations

Currently there are no procedural requirements in our Code of Regulations that apply to shareholders who seek to nominate candidates for election to the Board of Directors, and such shareholders are not required to supply to the Company or shareholders much information about themselves or their interests in the Company.  This amendment would add procedural requirements and require disclosures from such nominating shareholders in order to provide other shareholders and the Company with useful information.  These provisions mirror the requirements that we propose to apply to other shareholder proposals described above.

This amendment also would require that nominating shareholders give the Company notice of their intention to make a nomination between 90 and 120 days before the first anniversary of the immediately preceding year’s Annual Meeting.  By contrast, the Code is currently silent on shareholder nomination procedures, providing no guidance on how to nominate a director.  By basing the timing requirement on the anniversary of the prior year’s Annual Meeting date, shareholders would know when they must furnish notice of a nomination in connection with an Annual Meeting over a year in advance of the meeting.  Further, the proposed advance notice window for director nominations aligns with the proposed advance notice window for proposals at annual meetings.

If this amendment is adopted, a shareholder seeking to make a director nomination would be required to disclose, with respect to each shareholder of record of the Company that is making the nomination and, if applicable, any beneficial owner of the Company’s shares on whose behalf the nomination is being made, a description of each holder’s economic and voting interests in the Company as described above in connection with the annual meeting proposal.

(c)  Advance Notice and Disclosures for Special Meetings of the Shareholders

Our Code of Regulations currently contains limited disclosure requirements that apply to shareholder calls for Special Meeting of Shareholders.  To remedy this deficiency, the amendment being proposed creates an advance notice obligation that would require shareholders seeking to call a Special Meeting to give the Company advance notice of their intent to do so and a description of the business to be conducted.  This will allow the secretary to set a record date to be set for the purpose of determining the shareholders entitled to demand the secretary of the Company call a Special Meeting, and to communicate the purpose of the meeting to the Company’s shareholders.

This advanced notice would give the Company a brief time to consider the proposal.  Shareholders should also benefit from the adoption of this advance notice provision because it would allow the Company to supply such information to shareholders and shareholders would have the time necessary to decide how they would like to vote at the Special Meeting.

Furthermore, because no Code of Regulations requirements currently apply to calls for special meetings beyond the requirement to specify the time, place and purpose of a Special Meeting, shareholders who call for a Special Meetings are not required to supply to the Company or the shareholders any information about themselves, their interests in the Company, or their reasons for bringing the proposals.  This proposed amendment would also require these types of disclosures from proposing shareholders in order to allow the Company to provide other shareholders with the information necessary to make an informed decision at the Special Meeting. These provisions mirror the requirements that we propose to apply to other shareholder proposals at annual meetings (see above).

If this amendment is adopted, a shareholder seeking to call a Special Meeting would be required to disclose, with respect to each shareholder of record of the Company that is calling the meeting, and, if applicable, any beneficial owner of the Company’s shares on whose behalf the call is being made, a description of all types of each holder’s economic and voting interests in the Company as described above in connection with the annual meeting proposal.

Other Changes to Modernize the Code of Regulations

Our Board of Directors unanimously recommends other changes that would modernize the Code of Regulations.  These proposed changes would add a provision allowing uncertificated shares; provide that the chairman of any meeting of the shareholders shall determine the order of business and have the authority and discretion to regulate the conduct of the meeting; and other non-substantive changes.

The full text of the proposed Amended and Restated Code of Regulations is attached as Appendix B; underlined text denotes proposed additions and strikethrough text denotes proposed deletions.  The previous description of the amendment and restatement of the Amended Code of Regulations is qualified in its entirety by reference to Appendix B.

Under Ohio corporation law and our current Amended Code of Regulations, the affirmative vote of two-thirds of our outstanding common shares is required for approval of the proposal to adopt the Amended and Restated Code of Regulations.  Abstentions and unvoted shares (including broker non-votes) will have the same effect as votes against the proposal.

The Board of Directors recommends a vote FOR proposal 4

AUDIT COMMITTEE REPORT

The Audit Committee is composed of three directors, all of whom are independent under the Sarbanes-Oxley Act.  The Committee’s responsibilities include oversight of the Company’s independent auditors as well as oversight of management’s conduct in the Company’s financial reporting process.  The Committee also approves the Company’s retention of independent auditors and pre-approves any audit or non-audit services performed by them.  Management is responsible for the Company’s internal controls and the financial reporting process.  The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  For fiscal 2012, the Committee met and held discussions with management and the independent auditors.  Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.  The Committee discussed with the independent auditors matters required to be discussed by Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Oversight Board in Rule 3200T.  The Company’s independent auditors also provided to the Committee the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Committee concerning independence.  The Committee discussed with the independent auditors their firm’s independence.

Based on the Committee’s discussion with management and the independent auditors and the report of the independent auditors to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 26, 2012 for filing with the Securities and Exchange Commission.

The Audit Committee

Marilyn A. Eisele, Chairperson
Steven S. Kaufman
Bernard Lerner

INDEPENDENT AUDITOR FEES

The aggregate audit fees billed or to be billed to the Company by the Company’s independent auditors, Grant Thornton LLP, are $165,234 for the fiscal year ended February 26, 2012 and $158,953 for the fiscal year ended February 27, 2011.  There were no tax, audit-related or other fees paid to our independent auditors for the years ended February 26, 2012 and February 27, 2011.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners. The following table sets forth certain information with respect to all persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Shares as of May 9, 2012.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Leonard R. Stein-Sapir (1) 4829 Galaxy Parkway, Suite S Cleveland, Ohio 44128	826,517	26.8%

FCMI Financial Corp., et al (2) BCE Place 181 Bay Street, Suite 250 Toronto, Canada A6	576,482	19.6%

JCP Investment Management, LLC (3) 1177 West Loop South, Suite 1650 Houston, Texas 77027	368,825	12.6%

Adam J. Bradley (4) 101 N. Tryon St., Suite 1900 Charlotte, NC 28246	202,066	6.9%

(1)
Includes 21,334 shares subject to exercisable options, 1,666 shares owned by Mr. Stein-Sapir’s wife and 60,000 shares held in trusts for which Mr. Stein-Sapir is advisor.  Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife or by the trusts.

(2)	Based on Form 5 filing dated March 11, 2009.
(3)	Based on Schedule 13D filing dated February 23, 2012.
(4)	Based on Schedule 13D filing dated December 9, 2011 which includes AJB Investment Fund, LP and AJB Investment Management, LLC

Security Ownership of Management.  The following table sets forth information as of May 9, 2012, with respect to Common Shares beneficially owned by all directors and nominees for election as directors of the Company, each of the Company’s named executive officers and by the executive officers and directors of the Company as a group.  The total shares of the class against which the percent ownership is calculated include outstanding shares and exercisable options.  Each person owns beneficially and of record the shares indicated and has sole voting and investment power with respect thereto, except as otherwise set forth in the footnotes to the table.

Name	Number of Shares	Percent of Class

James C. Pappas	368,825	12.0%
James J. Liguori (1)	52,873	1.7%
Steven S. Kaufman	4,686	*
Leonard R. Stein-Sapir (2)	826,517	26.8%
Bernard Lerner	103,066	3.3%
Marilyn A. Eisele	-	*
Kenneth L. Hignett (3)	62,855	2.0%
Ramesh J. Gursahaney (3)	21,583	*

All executive officers and directors as a group (10 persons) (4)	1,461,738	47.4%

*      Less than one percent of the outstanding Common Shares of the Company.

(1)	Includes 83 shares owned by his wife and 21,334 shares subject to exercisable options. Mr. Liguori disclaims any beneficial interest in the shares owned by his wife.
(2)
Includes 21,334 shares subject to exercisable options, 1,666 shares owned by Mr. Stein-Sapir’s wife and 60,000 shares held in trusts for which Mr. Stein-Sapir is advisor.  Mr. Stein-Sapir disclaims any beneficial interest in the shares owned by his wife or by the trusts.

(3)	Includes 21,333 shares subject to exercisable options.
(4)	Includes 128,000 shares subject to exercisable options.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth for each of the Company’s last two fiscal years the compensation for the Company’s Principal Executive Officer and each of the Company’s other two most highly compensated officers:

Name and Principal Position	Year	Salary	All Other Compensation (1)	Total Compensation
Leonard R. Stein-Sapir	2012	$121,154	$20,468	$141,622
Chairman and Chief Executive Officer	2011	125,000	25,522	150,522

James J. Liguori	2012	222,923	24,606	247,529
President and Chief Operating Officer	2011	213,077	23,261	236,338

Ramesh J. Gursahaney	2012	145,385	2,320	147,705
Vice President, Operations Services	2011	150,000	2,396	152,396

(1)	Represents the value of insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executives and automobile allowances inclusive of gross ups for taxes.

During the fiscal 2012 year, at the time the Company was facing the necessity to refinance all of its debt, certain of its executive officers took temporary, voluntary 10% salary reductions which are being restored after the end of the 2012 fiscal year.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information about the number of unexercised nonqualified stock options held as of February 26, 2012 by each executive named in the Summary Compensation Table.  There were no stock options exercised during fiscal 2012.

Unexercised Options as of February 26, 2012
Name	Exercisable	Unexercisable	Exercise Price	Expiration Date
Leonard R. Stein-Sapir	21,334	-	$1.50	November 5, 2018
James J. Liguori	21,334	-	$1.50	November 5, 2018
Ramesh J. Gursahaney	21,333	-	$1.50	November 5, 2018

   Retirement and Savings Plan - 401(k)

Since October 1, 1993, the Company has maintained a Retirement and Savings Plan under IRS Code Section 401(k) (“the 401(k) Plan”).  The 401(k) Plan allows eligible employees to defer a portion of their compensation before federal income tax to a qualified trust.  All employees who are at least 21 years of age are eligible to participate in the 401(k) Plan.  The participants may choose from nineteen investment options for the investment of their deferred compensation.  In addition, the Company matches 30% of each participant’s salary deferral, for the first 6% of their salary, with a cash contribution.  For the fiscal year ended February 26, 2012, the Company contributed $60,130 to the 401(k) Plan and paid administrative fees of $2,494.

   Director Compensation

Messrs. Kaufman, Lerner and Dr. Guyuron each received $12,000 for serving on the Board of Directors during the fiscal year ended February 26, 2012.  Directors who are also officers of the Company do not receive additional compensation as directors.  Additional compensation of $2,000 per committee meeting was paid to directors serving on the Audit Committee.  No additional compensation is paid to directors for serving on other Committees of the Board.  The following table lists the compensation paid to directors in the fiscal year ended February 26, 2012:

Name	Fees Earned	Total Compensation
Marilyn A. Eisele	$20,000	$20,000
Bernard Lerner	$20,000	$20,000
Steven S. Kaufman	$20,000	$20,000
Bahman Guyuron	$12,000	$12,000
James C. Pappas	$-	$-

SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal for inclusion in the proxy statement and form of proxy relating to the 2013 Annual Meeting of Shareholders is advised that the proposal must be received by the Company at its principal executive offices not later than February 1, 2013.  The Company is not required to include in its proxy statement or form of proxy a shareholder proposal which is received after that date or which otherwise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

If a shareholder intends to raise, at the Company’s annual meeting in 2013, a proposal that he does not seek to have included in the Company’s proxy statement, that shareholder must notify the Company of the proposal on or before April 17, 2013.  If the shareholder fails to notify the Company, the Company’s proxies will be permitted to use their discretionary voting authority with respect to such proposal when and if it is raised at such annual meeting, whether or not there is any discussion of such proposal in the proxy statement for that meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and owners of more than ten percent of the Company’s Common Shares (“10% stockholders”), to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Shares of the Company.  Executive officers, directors and 10% stockholders are required by SEC regulations to furnish the Company with copies of all forms they file pursuant to Section 16(a).

To the Company’s knowledge, based on review of the copies of such reports furnished to the Company, and with respect to the officers and directors, representations that no other reports were required, during the fiscal year ended February 26, 2012, all Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with.

EXPENSES OF SOLICITATION

The cost of the solicitation of proxies will be borne by the Company.  In addition to the use of the mail, proxies may be solicited by regular employees of the Company, either personally or by telephone.  The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with Board Members by addressing a letter to the Secretary of the Company at 4829 Galaxy Parkway, Suite S, Cleveland, Ohio 44128.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Meeting other than that shown in this document.  Should any other matters be properly presented for action at the Meeting, the enclosed proxy confers upon the proxy holders named therein the authority to vote on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS,

KENNETH L. HIGNETT
Secretary
Cleveland, Ohio
June 1, 2012

Appendix A: Proposed Amended
and Restated Articles of Incorporation

AMENDED ARTICLES OF INCORPORATION
OF
MORGAN’S FOODS, INC.

FIRST:                       The name of said corporation shall be Morgan’s Foods, Inc.

SECOND:                  The place in the State of Ohio where its principal office is located is the City of Beachwood, Cuyahoga County.

THIRD:                      The purposes for which the corporation is formed are:

                      (a)         To purchase, sell, slaughter and otherwise deal in or with cattle, hogs, sheep and any and all other livestock, and to prepare, pack, preserve, purchase, sell and deal in or with meats, meat products, and any and all other products which may be derived or produced from slaughtered livestock;

                      (b)         To manufacture, produce, purchase, sell and deal in or with foods, foodstuffs, provisions, beverages, and dairy products of every kind;

                      (c)         To manufacture, develop, construct, purchase or otherwise acquire, hold, operate, lease, sell, assign and transfer, exchange or otherwise dispose of, and to invest, trade, deal in or deal with goods, wares and merchandise and personal property of every kind and description;

                      (d)         To purchase, acquire, hold, mortgage, pledge, hypothecate, loan money upon, exchange, sell, lease and otherwise deal in or deal with personal property and real property of every kind, character and description whatsoever and wheresoever situated, and any interest therein;

                      (e)         To acquire all or any part of the good will, rights, property and business of any corporation, association, partnership, firm, trustee, syndicate, combination, organization, other entity, or individual, domestic or foreign, heretofore or hereafter engaged in any business, similar to the business of the corporation or otherwise; and to pay for the same in cash or in shares or obligations of the corporation or otherwise; and to hold, utilize, enjoy and in any manner dispose of the whole or any part of the rights and property so acquired, and to assume in connection therewith any liabilities of any such corporation, association, partnership, firm, trustee, syndicate, combination, organization, individual or other entity, domestic or foreign; and to conduct in the State of Ohio and/or in any other state, territory, locality or country the whole or any part of the business thus acquired, provided such business is not prohibited by the laws of the State of Ohio;

                      (f)         In general, to do any and all things herein set forth and in addition such other acts and things as are incident or conducive to the attainment of the purposes of this corporation, or any of them; and

                      (g)         To carry on any lawful business whatever in connection with the foregoing purposes, or which is calculated, directly or indirectly, to promote the interests of the corporation, or to enhance the value of its properties, and to do any and all other things, and to exercise any and all rights, powers and privileges which a co-partnership or natural person could do or exercise, and which are now, or may hereafter be, conferred upon corporations by the laws of Ohio, and to do any and all things, whatever, necessary, convenient, appropriate or incidental, which tend to further and accomplish the foregoing purposes.

                      The objects and purposes specified in the foregoing clauses of this Article Third shall be construed both as objects and powers and shall, except where otherwise expressed, be in nowise limited or restricted by reference to or inference from, the terms of any other clause in this Article Third or elsewhere in these Amended Articles of Incorporation, but the objects and purposes specified in each of the foregoing clauses of this Article Third shall be regarded as independent objects and purposes and shall not be held to limit or restrict in any way the general powers of the corporation to do any act permitted by the laws of the State of Ohio.

FOURTH:    Section 1.      Authorized Shares.  The aggregate number of shares which the corporation shall have authority to issue is 26,000,000 shares, consisting of 25,000,000 Common Shares, without par value, and 1,000,000 Preferred Shares, without par value.

                      Section 2.      Preferred Shares.  The board of directors is authorized at any time, and from time to time, to provide for the issuance of Preferred Shares in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Preferred Shares or any series thereof.  For each series, the board of directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including, but not limited to, the following relative rights and preferences, as to which there may be variations among different series:

(a)	the division of such shares into series and the designation and authorized number of shares of each series;

(b)	the dividend rate;

(c)	the dates of payment of dividends and the dates from which they are cumulative;

(d)	liquidation price;

(e)	redemption rights and price;

(f)	sinking fund requirements;

(g)	conversion rights; and

(h)	restrictions on the issuance of such shares.

                      Prior to the issuance of any shares of the series, but after adoption by the board of directors of the resolution establishing such series, the appropriate officers of the corporation shall file such documents with the State of Ohio as may be required by law including, without limitation, an amendment to these Amended Articles of Incorporation.

                      Each holder of record of Preferred shares shall be entitled to one (1) vote for each share registered in his name on the books of the corporation, voting together with the Common Shares and not as a separate class.  Except as herein otherwise provided, in case of any action by the corporation in respect of which the affirmation vote or consent of a designated proportion of the shares of each class shall be required by law or the provisions hereof, the Preferred Shares shall vote or consent as a single class irrespective of series.

                      Section 3.       Common Shares.  Each holder of record of Common Shares shall be entitled to one (1) vote for each Common Share registered in his name on the books of the corporation, voting together with the Preferred Shares and not as a separate class.

                      Section 4.       Authority of Board of Directors.   All or any Common Shares now or hereafter authorized may be issued or agreed to be issued from time to time for such amount or amounts of consideration (including, without limitation, the pries or rates at which, and the terms, provisions and conditions upon which, the same may be issued, or agreed to be issued, upon the conversion of, or in exchange for, Preferred Shares, or on options to purchase or subscribe for such shares) as may be fixed from time to time by the board of directors.  The board of directors in its discretion may fix different amounts and kinds of consideration for the issuance of Common Shares, whether issued at the same or different times, and may determine that only a part or proportion of the amount or amounts of consideration which shall be received by the corporation shall be stated capital.  Any and all common Shares so issued, the consideration for which, as fixed by the board of directors, has been paid or delivered or is in the possession of the corporation upon issuance of such shares or upon the conversion of, or in exchange for Preferred Shares, or other securities of the corporation shall be fully paid and nonassessable.

  Section 5.       Series A Preferred Shares.

                      (a)           Designation and Amount.  Of the 1,000,000 authorized Preferred Shares, without par value, 100,000 are designated as a series designated as “Series A Preferred Shares” (the “Series A Preferred Shares”). The Series A Preferred Shares have the express terms set forth in this Article Fourth as being applicable to all Preferred Shares as a class and, in addition, the following express terms applicable to all Series A Preferred Shares as a series of Preferred Shares. The number of Series A Preferred Shares may be increased or decreased by resolution of the Board of Directors and by the filing of a certificate of amendment pursuant to the provisions of the General Corporation Law of the State of Ohio stating that such increase or reduction has been so authorized; however, no decrease shall reduce the number of Series A Preferred Shares to a number less than that of the Series A Preferred Shares then outstanding plus the number of Series A Preferred Shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

                      (b)     Dividends and Distributions.

                                (1)(i)       Subject to the rights of the holders of any series of preferred shares (or any similar shares) ranking prior to the Series A Preferred Shares with respect to dividends, the holders of Series A Preferred Shares, in preference to the holders of Common Shares and of any other junior shares, will be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the fifteenth day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a Series A Preferred Share or fraction thereof, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions other than a dividend payable in Common Shares or a subdivision of the outstanding Common Shares (by reclassification or otherwise), declared on the Common Shares after the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, after the first issuance of any Series A Preferred Share or fraction thereof. The multiple of cash and noncash dividends declared on the Common Shares to which holders of the Series A Preferred Shares are entitled, which is 1,000 initially but which will be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.”  If the Company at any time after April 8, 1999 (the “Rights Declaration Date”):  (i) declares or pays any dividend on the Common Shares payable in Common Shares, or (ii) effects a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends that holders of Series A Preferred Shares are entitled to receive will be the Dividend Multiple applicable immediately prior to that event multiplied by a fraction, the numerator of which is the number of Common Shares outstanding immediately after that event and the denominator of which is the number of Common Shares that were outstanding immediately prior to that event.

                                (ii)           Notwithstanding anything else contained in this paragraph (1), the Company shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Shares as provided in this paragraph (1) immediately after it declares a dividend or distribution on the Common Shares (other than a dividend payable in Common Shares); but if no dividend or distribution has been declared on the Common Shares during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Shares shall nevertheless accrue on such subsequent Quarterly Dividend Payment Date.

(2)           Dividends will begin to accrue and be cumulative on outstanding Series A Preferred Shares from the Quarterly Dividend Payment Date next preceding the date of issue of such Series A Preferred Shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares will begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of Series A Preferred Shares entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends will begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends will not bear interest.  Dividends paid on the Series A Preferred Shares in an amount less than the total amount of such dividends at the time accrued and payable on such shares will be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of Series A Preferred Shares entitled to receive payment of a dividend or distribution declared thereon, which record date will be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

                      (c)           Reacquired Shares.  Any Series A Preferred Shares purchased or otherwise acquired by the Company in any manner whatsoever will be retired and canceled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued preferred shares and may be reissued as part of a new series of Preferred Shares to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

                      (d)           Liquidation, Dissolution Or Winding Up.  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution may be made (x) to the holders of shares ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Shares unless, prior thereto, the holders of Series A Preferred Shares shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Shares, or (y) to the holders of shares ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Shares, except distributions made ratably on the Series A Preferred Shares and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. If the Company at any time after the Rights Declaration Date (i) declares or pays any dividend on Common Shares payable in Common Shares, or (ii) effects a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the aggregate amount per share to which holders of Series A Preferred Shares were entitled immediately prior to such event under clause (x) of the preceding sentence will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

                      Neither the consolidation of nor merging of the Company with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Company, will be considered to be a liquidation, dissolution or winding up of the Company within the meaning of this paragraph (d).

                      (e)           Consolidation, Merger, etc.  If the Company shall enter into any consolidation, merger, combination or other transaction in which the Common Shares are exchanged for or changed into other shares, stock or securities, cash or any other property, then in any such case the Series A Preferred Shares will at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of shares, stock, securities, or other property, as the case may be, into which or for which each Common Share is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Shares. If the Company at any time after the Rights Declaration Date (i) declares or pays any dividend on Common Shares payable in Common Shares, or (ii) effects a subdivision or combination or consolidation of the outstanding Common Shares (by reclassification or otherwise than by payment of a dividend in Common Shares) into a greater or lesser number of Common Shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of Series A Preferred Shares will be adjusted by multiplying such amount by a fraction, the numerator of which is the number of Common Shares outstanding immediately after such event and the denominator of which is the number of Common Shares that were outstanding immediately prior to such event.

                      (f)           Redemption.  The Series A Preferred Shares are not redeemable, but the foregoing does not limit the ability of the Company to purchase or otherwise deal in the Series A Preferred Shares to the extent otherwise permitted hereby and by law.

                      (g)           Amendment.  The Amended Articles of Incorporation of the Company, as amended, may not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Shares so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding Series A Preferred Shares, voting separately as a class.

                      (h)           Fractional Shares.  Series A Preferred Shares may be issued in whole shares or in any fraction of a share that is one one-thousandth (1/1,000th) of a share or any integral multiple of such fraction, which will entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Shares. In lieu of fractional shares, the Company may elect to make a cash payment as provided in that certain Amended and Restated Rights Agreement dated as of October 2, 2007, between the Company and Computershare Trust Company, N.A., a national banking association, as rights agent, for fractions of a share smaller than one one-thousandth (1/1,000th) of a share or any integral multiple thereof.

FIFTH:                      No holder of shares of the corporation of any class shall have any preemptive right to subscribe for or purchase shares of any class, now or hereafter authorized, or to subscribe for or purchase securities convertible into or exchangeable for shares of the corporation or to which shall be attached or appertain any warrants or rights entitling the holder thereof to subscribe for or purchase shares, except such rights of subscription or purchase, if any, at such price or prices and upon such terms and conditions as the board of directors in its discretion from time to time may determine.

SIXTH:                      The corporation may from time to time, pursuant to authorization by the board of directors and without action by shareholders, purchase or otherwise acquire outstanding shares of the corporation of any class or classes in such manner, upon such terms, for such considerations and in such amounts as the board of directors shall determine.

SEVENTH:                Notwithstanding any provision of the General Corporation Law of Ohio now or hereafter in effect, no shareholder shall have the right to vote cumulatively in the election of directors.

EIGHTH:                   If any provision (or portion thereof) of these Amended and Restated Articles of Incorporation shall be found to be invalid, prohibited, or unenforceable for any reason, the remaining provisions (or portions thereof) of these Amended and Restated Articles of Incorporation shall remain in full force and effect, and shall be construed as if such invalid, prohibited, or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of the corporation and its shareholders that each such remaining provision (or portion thereof) of these Amended and Restated Articles of Incorporation remain, to the fullest extent permitted by law, applicable and enforceable as to all shareholders, notwithstanding any such finding.

NINTH:                     These Amended Articles of Incorporation supersede and take the place of the existing Amended Articles of Incorporation and all amendments thereto.

Appendix B: Proposed Amended and
Restated Code of Regulations
AMENDED AND RESTATED CODE OF REGULATIONS
OF
MORGAN’S FOODS, INC.

ARTICLE I
Meeting of Shareholders

Section 1.               Annual Meetings. The annual meeting of shareholders shall be held at such time and on such date in such month of each year as may be fixed by the board of directors, and stated in the notice of the meeting, for the election of directors, the consideration of reports to be laid before such meeting and the transaction of such other business as may properly come before the meeting~~.~~ pursuant to Section 2.

Section 2.               ~~Special Meetings~~Notice of Business to be Brought Before a Meeting.

(a)           At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) brought before the meeting by the corporation and specified in the notice of meeting given by or at the direction of the board of directors, (ii) brought before the meeting by or at the direction of the board of directors, or (iii) otherwise properly brought before the meeting by a shareholder who (A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 2 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 2 as to such business. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), and included in the notice of meeting given by or at the direction of the board of directors, the foregoing clause (iii) shall be the exclusive means for a shareholder to propose business to be brought before an annual meeting of the shareholders. Shareholders seeking to nominate persons for election to the Board must comply with Section 3 of Article II, and this Section 2 shall not be applicable to nominations except as expressly provided in Section 3 of Article II.

(b)           Without qualification, for business to be properly brought before an annual meeting by a shareholder, the shareholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder to be timely must be so delivered, or mailed and received, not later than the ninetieth (90th) day prior to such annual meeting or, if later, the tenth (10th) day following the day on which public disclosure of the date of such annual meeting was first made (such notice within such time periods, “Timely Notice”). In no event shall any adjournment of an annual meeting or the announcement thereof commence a new time period for the giving of Timely Notice as described above.

(c)           To be in proper form for purposes of this Section 2, a shareholder’s notice to the secretary shall set forth:

(i)           As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the corporation’s books and records); and (B) the class or series and number of shares of the corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Persons, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of the corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future (the disclosures to be made pursuant to the foregoing clauses (A) and (B) are referred to as “Shareholder Information”);

(ii)          As to each Proposing Person, (A) any derivative, swap or other transaction or series of transactions engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of the corporation, including due to the fact that the value of such derivative, swap or other transactions are determined by reference to the price, value or volatility of any shares of any class or series of the corporation, or which derivative, swap or other transactions provide, directly or indirectly, the opportunity to profit from any increase in the price or value of shares of any class or series of the corporation (“Synthetic Equity Interests”), which Synthetic Equity Interests shall be disclosed without regard to whether (x) the derivative, swap or other transactions convey any voting rights in such shares to such Proposing Person, (y) the derivative, swap or other transactions are required to be, or are capable of being, settled through delivery of such shares or (z) such Proposing Person may have entered into other transactions that hedge or mitigate the economic effect of such derivative, swap or other transactions (B) any proxy (other than a revocable proxy or consent given in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A), agreement, arrangement, understanding or relationship pursuant to which such Proposing Person has or shares a right to vote any shares of any class or series of the corporation, (C) any agreement, arrangement, understanding or relationship, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by such Proposing Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of shares of any class or series of the corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such Proposing Person with respect to the shares of any class or series of the corporation, or which provides, directly or indirectly, the opportunity to profit from any decrease in the price or value of the shares of any class or series of the corporation (“Short Interests”), (D) any rights to dividends on the shares of any class or series of the corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the corporation, (E) any performance related fees (other than an asset based fee) that such Proposing Person is entitled to based on any increase or decrease in the price or value of shares of any class or series of the corporation, or any Synthetic Equity Interests or Short Interests, if any, and (F) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (F) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the shareholder directed to prepare and submit the notice required by these Regulations on behalf of a beneficial owner; and

(iii)         As to each item of business that the shareholder proposes to bring before the annual meeting, (A) a reasonably brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such shareholder.

For purposes of this Section 2, the term “Proposing Person” shall mean (i) the shareholder providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any affiliate or associate (each within the meaning of Rule 12b-2 under the Exchange Act for purposes of these Regulations) of such shareholder or beneficial owner.

(d)           A shareholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e)           Notwithstanding anything in these Regulations to the contrary, no business shall be conducted at an annual meeting except in accordance with this Section 2. The presiding officer of the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(f)           This Section 2 is expressly intended to apply to any business proposed to be brought before an annual meeting of shareholders other than any proposal made pursuant to Rule 14a-8 under the Exchange Act. In addition to the requirements of this Section 2 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. Nothing in this Section 2 shall be deemed to affect the rights of shareholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(g)           For purposes of these Regulations, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

Section 3.                Special Meetings.

(a)           ~~.~~ Special meetings of the shareholders ~~shall~~for any purpose or purposes may be called ~~upon the written request of~~only (i) by the chairman of the board~~,~~ of directors, (ii) by the president, (iii) by the board of directors by action at a meeting~~,~~ or pursuant to a resolution approved by a majority of the entire board of directors acting without a meeting, or ~~of the holders of shares entitling them to exercise~~(iv) by the secretary of the corporation, following his or her receipt of one or more written demands to call a special meeting of the shareholders in accordance with, and subject to, this Section 3 from shareholders of record as of the record date fixed in accordance with Section 3(d) who hold, in the aggregate, at least twenty-five percent (25%) of the voting power of the ~~corporation entitled to vote thereat. Calls for such meetings shall specify the time, place, and purposes thereof. No business other than that specified in the call shall be considered at any special meeting~~outstanding shares of the corporation. The notice of a special meeting shall state the purpose or purposes of the special meeting, and the business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice. Except in accordance with this Section 3, shareholders shall not be permitted to propose business to be brought before a special meeting of the shareholders.

(b)           No shareholder may demand that the secretary of the corporation call a special meeting of the shareholders pursuant to Section 3(a) unless a shareholder of record has first submitted a request in writing that the board of directors fix a record date for the purpose of determining the shareholders entitled to demand that the secretary of the corporation call such special meeting, which request shall be in proper form and delivered to, or mailed and received by, the secretary of the corporation at the principal executive offices of the corporation.

(c)           To be in proper form for purposes of this Section 3, a request by a shareholder for the board of directors to fix a record date shall set forth:

(i)           As to each Requesting Person (as defined below), the Shareholder Information (as defined in Section 2(c)(i), except that for purposes of this Section 3 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2(c)(i));

(ii)           As to each Requesting Person, any Disclosable Interests (as defined in Section 2(c)(ii), except that for purposes of this Section 3 the term “Requesting Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2(c)(ii) and the disclosure in clause (F) of Section 2(c)(ii) shall be made with respect to the business proposed to be conducted at the special meeting); and

(iii)           As to the purpose or purposes of the special meeting, (A) a reasonably brief description of the purpose or purposes of the special meeting and the business proposed to be conducted at the special meeting, the reasons for conducting such business at the special meeting and any material interest in such business of each Requesting Person, and (B) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Requesting Persons or (y) between or among any Requesting Person and any other person or entity (including their names) in connection with the request for the special meeting or the business proposed to be conducted at the special meeting.

For purposes of this Section 3(c), the term “Requesting Person” shall mean (i) the shareholder making the request to fix a record date for the purpose of determining the shareholders entitled to demand that the secretary call a special meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf such request is made, and (iii) any affiliate or associate of such shareholder or beneficial owner.

(d)           Within ten (10) days after receipt of a request to fix a record date in proper form and otherwise in compliance with this Section 3 from any shareholder of record, the board of directors may adopt a resolution fixing a record date for the purpose of determining the shareholders entitled to demand that the secretary of the corporation call a special meeting, which date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors. If no resolution fixing a record date has been adopted by the board of directors within the ten (10) day period after the date on which such a request to fix a record date was received, the record date in respect thereof shall be deemed to be the twentieth (20th) day after the date on which such a request is received. Notwithstanding anything in this Section 3 to the contrary, no record date shall be fixed if the board of directors determines that the demand or demands that would otherwise be submitted following such record date could not comply with the requirements set forth in clauses (ii), (iv), (v) or (vi) of Section 3(f).

(e)           Without qualification, a special meeting of the shareholders shall not be called pursuant to Section 3(a) unless shareholders of record as of the record date fixed in accordance with Section 3(d) who hold, in the aggregate, more than twenty-five percent (25%) of the voting power of the outstanding shares of the corporation (the “Requisite Percentage”) timely provide one or more demands to call such special meeting in writing and in proper form to the secretary of the corporation at the principal executive offices of the corporation. Only shareholders of record on the record date shall be entitled to demand that the secretary of the corporation call a special meeting of the shareholders pursuant to Section 3(a). To be timely, a shareholder’s demand to call a special meeting must be delivered to, or mailed and received at, the principal executive offices of the corporation not later than the sixtieth (60th) day following the record date fixed in accordance with Section 3(d). To be in proper form for purposes of this Section 3, a demand to call a special meeting shall set forth (i) the business proposed to be conducted at the special meeting, (ii) the text of the proposal or business (including the text of any resolutions proposed for consideration), and (iii) with respect to any shareholder or shareholders submitting a demand to call a special meeting (except for any shareholder that has provided such demand in response to a solicitation made pursuant to, and in accordance with, Section 14(a) of the Exchange Act by way of a solicitation statement filed on Schedule 14A) (a “Solicited Shareholder”) the information required to be provided pursuant to this Section 3 of a Requesting Person. A shareholder may revoke a demand to call a special meeting by written revocation delivered to the secretary at any time prior to the special meeting. If any such revocation(s) are received by the secretary after the secretary’s receipt of written demands from the holders of the Requisite Percentage of shareholders, and as a result of such revocation(s), there no longer are unrevoked demands from the Requisite Percentage of shareholders to call a special meeting, the board of directors shall have the discretion to determine whether or not to proceed with the special meeting.

(f)           The secretary shall not accept, and shall consider ineffective, a written demand from a shareholder to call a special meeting (i) that does not comply with this Section 3, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for shareholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear on the written request that resulted in the determination of the record date (the “Current Record Date”) to determine the shareholders entitled to submit such written demand, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a record date (other than the Current Record Date) was previously fixed and such demand is delivered between the time beginning on the 61st day after such previous record date and ending on the one-year anniversary of such previous record date, (v) if a Similar Item will be submitted for shareholder approval at any shareholder meeting to be held on or before the 90th day after the secretary receives such demand, or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the secretary of such demand to call a special meeting.

(g)           After receipt of demands in proper form and in accordance with this Section 3 from a shareholder or shareholders holding the Requisite Percentage, the board of directors shall duly call, and determine the place, date and time of, a special meeting of shareholders for the purpose or purposes and to conduct the business specified in the demands received by the corporation. Notwithstanding anything in these Regulations to the contrary, the board of directors may submit its own proposal or proposals for consideration at such a special meeting. The record date for such a special meeting shall be fixed in accordance with Section 7 of these Regulations. The board of directors shall provide written notice of such special meeting to the shareholders in accordance with Section 3.

(h)           In connection with a special meeting called in accordance with this Section 3, the shareholder or shareholders (except for any Solicited Shareholder) who requested that the board of directors fix a record date in accordance with this Section 3 or who delivered a demand to call a special meeting to the secretary shall further update and supplement the information previously provided to the corporation in connection with such request or demand, if necessary, so that the information provided or required to be provided in such request or demand pursuant to this Section 3 shall be true and correct as of the record date for the special meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the special meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the special meeting or any adjournment or postponement thereof).

(i)           Notwithstanding anything in these Regulations to the contrary, the secretary shall not be required to call a special meeting pursuant to this Section 3 except in accordance with this Section 3. If the board of directors shall determine that any request to fix a record date or demand to call and hold a special meeting was not properly made in accordance with this Section 3, or shall determine that the shareholder or shareholders requesting that the board of directors fix such record date or submitting a demand to call the special meeting have not otherwise complied with this Section 3, then the board of directors shall not be required to fix a record date or to call and hold the special meeting. In addition to the requirements of this Section 3, each Requesting Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any request to fix a record date or demand to call a special meeting.

Section 4.               ~~Section 3.~~ Notices of Meetings. Unless waived, written notice of each annual or special meeting stating the time, place, and the purposes thereof shall be given by personal delivery or by mail to each shareholder of record entitled to vote at or entitled to notice of the meeting, not more than sixty (60) days nor less than seven (7) days before any such meeting. If mailed, such notice shall be directed to the shareholder at his address as the same appears upon the records of the corporation and shall be deemed to have been given at the time when it was mailed. Any shareholder, either before or after any meeting, may waive any notice required to be given by law or under these Regulations.

Section 5.               ~~Section 4.~~ Place of Meetings. Meetings of shareholders shall be held at the principal office of the corporation unless the board of directors determines that a meeting shall be held at some other place within or without the State of Ohio and causes the notice thereof to so state.

Section 6.               ~~Section 5.~~ Quorum. The holders of shares entitling them to exercise a majority of the voting power of the corporation entitled to vote at any meeting, present in person or by proxy, shall constitute a quorum for the transaction of business to be considered at such meeting; provided, however, that no action required by law or by the Second Amended and Restated Articles of Incorporation (as they may be amended from time to time, the “Articles of Incorporation”) or these Regulations to be authorized or taken by the holders of a designated proportion of the shares of any particular class or of each class may be authorized or taken by a lesser proportion. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time, until a quorum shall be present.

Section 7.               ~~Section 6.~~ Record Date. The board of directors may fix a record date for any lawful purpose, including, without limiting the generality of the foregoing, the determination of shareholders entitled to (i) receive notice of or to vote at any meeting, (ii) receive payment of any dividend or distribution, (iii) receive or exercise rights of purchase of or subscription for, or exchange or conversion of, shares or other securities, subject to any contract right with respect thereto, or (iv) participate in the execution of written consents, waivers or releases. Said record date shall not be more than sixty (60) days preceding the date of such meeting, the date fixed for the payment of any dividend or distribution or the date fixed for the receipt or the exercise of rights, as the case may be.

If a record date shall not be fixed, the record date for the determination of shareholders who are entitled to notice of, or who are entitled to vote at, a meeting of shareholders, shall be the close of business on the date next preceding the day on which notice is given, or the close of business on the date next preceding the day on which the meeting is held, as the case may be.

Section 8.               ~~Section 7.~~ Proxies. A person who is entitled to attend a shareholders’ meeting, to vote thereat, or to execute consents, waivers or releases, may be represented at such meeting or vote thereat, and execute consents, waivers and releases, and exercise any of his other rights, by proxy or proxies appointed by a writing signed by such person.

Section 9.               Conduct of Meetings. Unless otherwise determined by the board of directors prior to the meeting, the chairman of any meeting of the shareholders shall determine the order of business and shall have the authority in his discretion to regulate the conduct of such meeting, including, without limitation, by imposing restrictions on the persons (other than shareholders of the corporation or their duly appointed proxies) who may attend any such meeting of shareholders, whether any shareholder or his proxy may be excluded from any shareholders’ meeting based upon any determination by the chairman, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and the circumstances under which any person may make a statement or ask questions at any meeting of shareholders.

ARTICLE II
Directors

Section 1.               Number of Directors. As changed in accordance with the provisions of this section, the number of directors of the corporation, none of whom need be shareholders, shall be seven (7). The number of directors may be increased or decreased by the vote of a majority of the directors then in office or by the vote of shareholders that are present in person or by proxy at a meeting to elect directors at which a quorum is present and that are the holders of a majority of the shares represented at the meeting and entitled to vote on the proposal, but in no event shall the number of directors be less than five (5) nor more than eleven (11).

Section 2.               Election of Directors.

(a)           Directors shall be elected at the annual meeting of shareholders, but when the annual meeting is not held or directors are not elected thereat, they may be elected at a special meeting called and held for that purpose. Such election shall be by ballot whenever requested by any shareholder entitled to vote at such election; but unless such request is made, the election may be conducted in any manner approved at such meeting.

(b)           At each meeting of shareholders for the election of directors, the persons receiving the greatest number of votes shall be directors.

Section 3.               Notice of Nominations for Election to the Board of Directors.

(a)           Nominations of any person for election to the board of directors at an annual meeting or at a special meeting (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting) may be made at such meeting only (i) by or at the direction of the board of directors, including by any committee or persons appointed by the board of directors, or (ii) by a shareholder who (A) was a shareholder of record (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the corporation) both at the time of giving the notice provided for in this Section 3 and at the time of the meeting, (B) is entitled to vote at the meeting, and (C) has complied with this Section 3 as to such nomination. The foregoing clause (ii) shall be the exclusive means for a shareholder to make any nomination of a person or persons for election to the board of directors at an annual meeting or special meeting.

(b)           Without qualification, for a shareholder to make any nomination of a person or persons for election to the board of directors at an annual meeting, the shareholder must (i) provide Timely Notice (as defined in Article I Section 2) thereof in writing and in proper form to the secretary of the corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 3. Without qualification, if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting, then for a shareholder to make any nomination of a person or persons for election to the board of directors at a special meeting, the shareholder must (i) provide timely notice thereof in writing and in proper form to the secretary of the corporation at the principal executive offices of the corporation, and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 3. To be timely, a shareholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received at, the principal executive offices of the corporation not earlier than the one hundred twentieth (120th) day prior to such special meeting and not later than the ninetieth (90th) day prior to such special meeting or, if later, the tenth (10th) day following the day on which public disclosure (as defined in Article I Section 2) of the date of such special meeting was first made. In no event shall any adjournment of an annual meeting or special meeting or the announcement thereof commence a new time period for the giving of a shareholder’s notice as described above.

(c)           To be in proper form for purposes of this Section 3, a shareholder’s notice to the secretary shall set forth:

(i)           As to each Nominating Person (as defined below), the Shareholder Information (as defined in Section 2(c)(i) of Article I, except that for purposes of this Section 3 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2(c)(i)) of Article I;

(ii)          As to each Nominating Person, any Disclosable Interests (as defined in Section 2(c)(ii) of Article I, except that for purposes of this Section 3 the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2(c)(ii) of Article I and the disclosure in clause (F) of Section 2(c)(ii) of Article I shall be made with respect to the election of directors at the meeting);

(iii)         As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a shareholder’s notice pursuant to this Section 3 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (C) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any Nominating Person, on the one hand, and each proposed nominee, his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Section 3(f); and

(iv)         The corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent director of the corporation in accordance with the corporation’s then current definition of “independence” as set forth in its most recent Schedule 14A filing with the Securities and Exchange Commission (provided that such filing occurred within the last 18 months), or at the discretion of the board of directors, the definition of “independence” as then defined by the New York Stock Exchange for listed companies or (B) that could be material to a reasonable shareholder’s understanding of the independence or lack of independence of such proposed nominee. For purposes of this Section 3, the term “Nominating Person” shall mean (i) the shareholder providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any affiliate or associate of such shareholder or beneficial owner.

(d)           A shareholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to) any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof).

(e)           Notwithstanding anything in these Regulations to the contrary, no person shall be eligible for election as a director of the corporation unless nominated in accordance with this Section 3. The presiding officer at the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 3, and if he or she should so determine, he or she shall so declare such determination to the meeting and the defective nomination shall be disregarded.

(f)           To be eligible to be a nominee for election as a director of the corporation, the proposed nominee must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 3) to the secretary at the principal executive offices of the corporation a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in form provided by the secretary upon written request) that such proposed nominee (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (B) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the corporation, with such proposed nominee’s fiduciary duties under applicable law, (ii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation and (iii) in such proposed nominee’s individual capacity and on behalf of the shareholder (or the beneficial owner, if different) on whose behalf the nomination is made, would be in compliance, if elected as a director of the corporation, and will comply with applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation.

(g)           In addition to the requirements of this Section 3 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

Section 4.               ~~Section 3.~~ Term of Office. Each director shall hold office until the annual meeting next succeeding his election and until his successor is elected and qualified, or until his earlier resignation, removal from office, or death.

Section 5.               ~~Section 4.~~ Removal. All the directors, or all the directors of a particular class, or any individual director may be removed from office, without assigning any cause, by the vote of the holders of a majority of the voting power entitling them to elect directors in place of those to be removed, provided that unless all the directors, or all the directors of a particular class, are removed, no individual director shall be removed in case the votes of a sufficient number of shares are cast against his removal which, if cumulatively voted at an election of all the directors, or all the directors of a particular class, as the case may be, would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed.

Section 6.               ~~Section 5.~~ Vacancies. Vacancies caused by the removal of a director and not filled by the shareholders at the meeting at which such removal shall have been made, or any vacancy caused by the death or resignation of any director or for any other reason, and any newly created directorship resulting from any increase in the number of directors, may be filled by a majority of the directors then in office, and any director so elected to fill any vacancy or newly created directorship shall hold office until his successor is elected and qualified or until his earlier resignation, removal from office, or death.  Shareholders entitled to elect directors shall have the right to fill any vacancy in the board (whether the same has been temporarily filled by the remaining directors or not) at any meeting of the shareholders called for the election of directors and any director elected at any such meeting of shareholders shall serve for the balance of the unexpired term.

Section 7.               ~~Section 6.~~ Quorum and Transaction of Business. A majority of the whole authorized number of directors shall constitute a quorum for the transaction of business, except that a majority of the directors in office shall constitute a quorum ~~for the transaction of business and~~ for filling a vacancy on the board. Whenever less than a quorum is present at the time and place appointed for any meeting of the board, a majority of those present may adjourn the meeting from time to time, until a quorum shall be present. Except as otherwise expressly provided in these Regulations, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the board.

Section 8.               ~~Section 7.~~ Annual Meeting. Annual meetings of the board of directors shall be held immediately following annual meetings of the shareholders, or as soon thereafter as is practicable. If no annual meeting of the shareholders is held, or if directors are not elected thereat, then the annual meeting of the board of directors shall be held immediately following any special meeting of the shareholders at which directors are elected, or as soon thereafter as is practicable. If such annual meeting of directors is held immediately following a meeting of the shareholders, it shall be held at the same place at which such shareholders’ meeting was held.

Section 9.               ~~Section 8.~~ Regular Meetings. Regular meetings of the board of directors shall be held at such times and places, within or without the State of Ohio, as the board of directors may, by resolution or by-law, from time to time, determine. The secretary shall give notice of each such resolution or by-law to any directors who was not present at the time the same was adopted, but no further notice of such regular meeting need be given.

Section 10.             ~~Section 9.~~ Special Meetings. Special meetings of the board of directors may be called by the chairman of the board, the president or any three members of the board of directors. Any such meeting shall be held at such time and place within or without the State of Ohio as the person or persons calling the same shall determine.

Section 11.             ~~Section 10.~~ Notice of Annual or Special Meetings. Notice of the time and place of each annual or special meeting shall be given to each director by the secretary or by the person or persons calling such meeting. Such notice need not specify the purpose or purposes of the meeting and may be given in any manner or method and at such time so that the director receiving it may have reasonable opportunity to attend the meeting. Such notice shall, in all events, be deemed to have been properly and duly given if mailed at least three days prior to the meeting and directed to the residence of each director as shown upon the secretary’s records. The giving of notice shall be deemed to have been waived by any director who shall attend and participate in such meeting and may be waived, in a writing, by any director either before or after such meeting.

Section 12.             Telephonic Meetings. To the extent permitted by law, members of the board of directors or any committee thereof may participate in a meeting of such body through the use of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participants in a meeting pursuant to this Section shall constitute presence in person at such meeting.

Section 13.             ~~Section 11.~~ Compensation. The directors, as such, shall be entitled to receive such reasonable compensation for their services as may be fixed from time to time by resolution of the board, and expenses of attendance, if any, may be allowed for attendance at each annual, regular, or special meeting of the board. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor. Members of the executive committee or of any standing or special committee may by resolution of the board be allowed such compensation for their services as the board may deem reasonable, and additional compensation may be allowed to directors for special services rendered.

Section 14.             ~~Section 12.~~ Issuance of Shares. The act of a majority of the directors in office shall be required to determine the time when, the terms under which, and the considerations for which the corporation issues, disposes of, or receives subscriptions for, its shares, including treasury shares.

Section 15.             ~~Section 13.~~ By-Laws. For the government of its actions, the board of directors~~, by the act of a majority of the directors in office,~~ may adopt by-laws consistent with the Amended Articles of Incorporation and these Regulations. ~~The by-laws adopted by the board of directors on May 7, 1965 are hereby repealed in their entirety.~~

ARTICLE III
Committees

Section 1.               Executive Committee. The board of directors shall establish an executive committee consisting of three or more directors, the members of which shall be elected by the board of directors at the annual meeting of the board, or, if no annual meeting of the board is held, then at the first meeting of the board after which directors have been elected by the shareholders. Members of the executive committee shall serve for the year ensuing after their election and until their successors have been duly elected and qualified. Until changed in accordance with the provisions of this section, the executive committee shall consist of four (4) members. The act of a majority of the directors in office shall be required to elect or remove any member of the executive committee or to fill any vacancy or to change the number of members of the executive committee. The chairman of the executive committee shall be elected by the executive committee from among the members thereof. Except as otherwise provided herein, such committee shall, during the intervals between the meetings of the board of directors, possess and may exercise all of the powers of the board of directors in the management of the business and affairs of the corporation; provided, however, that the executive committee shall not have the power or authority (a) to elect or remove any officer elected by the board of directors or to fill a vacancy in any such office or to change the duties or authorities of any such officer, (b) to fix, increase or reduce the salary or compensation of any such officer, (c) to appoint any standing committee, (d) to declare or authorize the payment of any dividend, (e) to fix any record date, or (f) to adopt any by-law for the board of directors or to amend or repeal any by-law or resolution adopted by the board of directors. The executive committee shall keep full records and accounts of its proceedings and transactions. All action by the executive committee shall be reported to the board of directors at its meeting next succeeding such action and shall be subject to control, revision and alteration by the board of directors, provided that no rights of third persons shall be prejudicially affected thereby. Subject to the foregoing provisions of this section, vacancies in the executive committee shall be filled by the directors, and the directors may appoint one or more directors as alternate members of the committee who may take the place of any absent member or members at any meeting.

Section 2.               Meetings of Executive Committee.  Subject to the provisions of these Regulations, the executive committee shall establish its own rules of procedure and shall meet as provided by such rules or by the chairman of the board, the president, or any two members of the committee. Any such meeting shall be held at such time and place within or without the State of Ohio as may be provided by such rules or by such resolutions or as the person or persons calling the same shall determine. Unless otherwise provided by such rules or by such resolutions, the provisions of Section ~~10~~11 of Article II relating to the notice required to be given of meetings of the board of directors shall also apply to meetings of the executive committee. A majority of the authorized number of members of the executive committee shall be necessary to constitute a quorum, and the act of a majority of the authorized number of members of the executive committee shall be the act of such committee. The executive committee may act in a writing, or by telephone, with written confirmation, without a meeting, but no such action of the executive committee shall be effective unless concurred in by all members of the committee. Any director may attend any meeting of the executive committee, but no director shall be entitled to vote in any such meeting unless he shall be a member of the executive committee.

Section 3.               Other Committees. The board of directors may by resolution provide for such other standing or special committees as it deems desirable, and discontinue the same at pleasure. Each such committee shall have such powers and perform such duties, not inconsistent with law, as may be delegated to it by the board of directors and shall follow such rules of procedure as may be established from time to time by the board of directors. Vacancies in such committees shall be filled by the board of directors or as the board of directors may provide.

ARTICLE IV
Officers

Section 1.               General Provisions. The board of directors shall elect a chairman of the board of directors, a president, such number of vice presidents as the board may from time to time determine, a secretary and a treasurer. The board of directors may from time to time create such offices and appoint such other officers, subordinate officers and assistant officers as it may determine. The act of a majority of the directors in office shall be required to elect or remove any officer or to fill a vacancy in any office. The president and the chairman of the board shall be, but the other officers need not be, chosen from among the members of the board of directors. Any two of such offices, other than that of president and vice president, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity.

Section 2.               Term of Office. The officers of the corporation shall hold office ~~during~~at the pleasure of the board of directors, and, unless sooner removed by the board of directors, until the ~~organization~~annual meeting of the board of directors following the date of their election and until their successors are chosen and qualified. The board of directors may remove any officer at any time, with or without cause. A vacancy in any office, however created, shall be filled by the board of directors.

ARTICLE V
Duties of Officers

Section 1.               Chairman of the Board. The chairman of the board shall preside at all meetings of the board of directors and shall have such other powers and duties as may be prescribed by the board of directors.

Section 2.               President. The president shall exercise supervision over the business of the corporation and over its several officers, subject however, to the control of the board of directors. In the absence of the chairman of the board, or in the event of a vacancy in the office of chairman of the board, the president shall preside at meetings of the shareholders and the board of directors. The president shall be a member of the executive committee. He shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes, and other instruments requiring his signature; and shall have all the powers and duties prescribed by Chapter 1701 of the Revised Code of Ohio and such others as the board of directors may from time to time assign to him.

Section 3.               Vice Presidents. The vice presidents shall have such powers and duties as may from time to time be assigned to them by the board of directors or the president; except that only the board of directors shall have authority to modify or rescind job descriptions of the vice presidents from time to time approved by the board. At the request of the president, or in the case of his absence or disability, the vice president designated by the president (or in the absence of such designation, the vice president designated by the board) shall perform all the duties of the president and, when so acting, shall have all the powers of the president. The authority of the vice presidents to sign in the name of the corporation certificates for shares and deeds, mortgages, bonds, agreements, notes and other instruments shall be coordinate with like authority of the president.

Section 4.               Secretary. The secretary shall keep minutes of all the proceedings of the shareholders and board of directors and shall make proper record of the same, which shall be attested by him; shall have authority to execute and deliver certificates as to any of such proceedings and any other records of the corporation; shall have authority to sign all certificates for shares and all deeds, mortgages, bonds, agreements, notes, and other instruments to be executed by the corporation ~~requiring~~which require his signature; shall give notice of meetings of shareholders and directors; shall produce on request at each meeting of shareholders a certified list of shareholders arranged in alphabetical order; shall keep such books as may be required by the board of directors; and, in general, shall perform all duties incident to the office of secretary and shall have such other powers and duties as may from time to time be assigned to him by the board of directors or the president.

Section 5.               Treasurer. The treasurer shall have general supervision of all finances; he shall receive and have in charge all money, bills, notes, deeds, leases, mortgages and similar property belonging to the corporation, and shall do with the same as may from time to time be required by the board of directors. He shall cause to be kept adequate and correct accounts of the business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required, and upon the expiration of his term of office shall turn over to his successor or to the board of directors all property, books, papers and money of the corporation in his hands; and shall have such other powers and duties as may from time to time be assigned to him by the board of directors or the president.

Section 6.               Assistant and Subordinate Officers. The board of directors may appoint such assistant and subordinate officers as it may deem desirable. Each such officer shall hold office during the pleasure of the board of directors, and perform such duties as the board of directors or the president may prescribe.

The board of directors, may, from time to time, authorize any officer to appoint and remove subordinate officers, to prescribe their authority and duties, and to fix their compensation.

Section 7.               Duties of Officers May Be Delegated. In the absence of any officer of the corporation, or for any other reason the board of directors may deem sufficient, the board of directors may delegate, for the time being, the powers or duties, or any of them, of such ~~officers~~officer to any other officer or to any director.

ARTICLE VI
Indemnification and Insurance

Section 1.              Indemnification.

(a)           Indemnification in Non-Derivative Actions. The corporation shall indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(b)           Indemnification in Derivative Actions. The corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of (a) any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the Court of Common Pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expense as the Court of Common Pleas or such court shall deem proper, or (b) any action or suit in which the only liability asserted against a director is pursuant to Section 1701.95 of the Ohio Revised Code.

(c)           Indemnification as Matter of Right. To the extent that a director, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in subsections (a) and (b) of this Section 1 of Article VI, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection therewith.

(d)           Determination of Conduct.  Any indemnification under subsections (a) and (b) of this Section 1 of Article VI, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such subsections. Such determination shall be made (i) by a majority vote of a quorum consisting of directors of the corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (ii) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel, other than an attorney or a firm having associated with it an attorney who has been retained by or who has performed services for the corporation or any person to be indemnified within the past five years, or (iii) by the shareholders, or (iv) by the Court of Common Pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under subsection (d)(i) or by independent legal counsel under subsection (d)(ii) of Section 1 of this Article VI shall be promptly communicated to the person who threatened or brought the action or suit, by or in the right of the corporation under subsection (b) of Section 1 of this Article VI, and within ten days after receipt of such notification, such person shall have the right to petition the Court of Common Pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(e)           Advance Payment of Expenses. Expenses, including attorneys’ fees, incurred in defending any action, suit, or proceeding referred to in subsections (a) and (b) of Section 1 of this Article VI, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Article VI.

(f)           Nonexclusivity. The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or ~~the Code of~~these Regulations or any agreement (including, without limitation, agreements made pursuant to subsection (g) of Section 1 of this Article VI), vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(g)           Indemnification Contracts. The corporation may enter into contracts from time to time with its directors and officers containing such terms and conditions and providing for such indemnification as are determined appropriate under the circumstances by the board of directors. All rights to indemnification under this Article VI shall be deemed to be provided by each such contract between the corporation and a director or officer thereof who serves in such capacity at any time while these Regulations and other relevant provisions of the general corporate law and other applicable law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing.

Section 2.               Liability Insurance. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or designated agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or designated agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article or of Chapter 1701 of the Ohio Revised Code.

ARTICLE VII
Certificates for Shares

Section 1.               Form and Execution. Certificates for shares, certifying the number of full-paid shares owned, shall be issued to each shareholder in such form as shall be approved by the board of directors. Such certificates shall be signed by the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer; provided, however, that if such certificates are countersigned by a transfer agent and/or registrar the signatures of any of said officers and the seal of the corporation upon such certificates may be facsimiles, engraved, stamped or printed. If any officer or officers who shall have signed, or whose facsimile signature shall have been used, printed or stamped on any certificate or certificates for shares, shall cease to be such officer or officers, because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the corporation, such certificate or certificates, if authenticated by the endorsement thereon of the signature of a transfer agent or registrar, shall nevertheless be conclusively deemed to have been adopted by the corporation by the use and delivery thereof and shall be as effective in all respects as though signed by a duly elected, qualified and authorized officer or officers, and as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be an officer or officers of the corporation.  Such certificates for shares shall be transferable in person or by attorney, but, except as hereinafter provided in the case of lost, mutilated or destroyed certificates, no transfer of shares shall be entered upon the records of the corporation until the previous certificate, if any, given for the same, shall have been surrendered and cancelled.

Section 2.               Uncertificated Shares. In addition to Section 1 above, the board of directors may provide by resolution that some or all of any or all classes and series of shares of the corporation shall be uncertificated shares, provided that the resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the corporation and the resolution shall not apply to a certificated security issued in exchange for an uncertificated security. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner of the shares a written notice containing the information that would be required to be set forth or stated on a share certificate in accordance with applicable law. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

Section 3.               Registration of Transfer. The board of directors shall have authority to make such rules and regulations, not inconsistent with law, the Second Amended and Restated Articles of Incorporation or this Amended and these Regulations, as it deems expedient concerning the issuance, transfer and registration of certificates for shares and the shares represented thereby.

Section 4.               ~~Section 2.~~ Lost, Mutilated or Destroyed Certificates. If any certificate for shares is lost, mutilated or destroyed, the board of directors may authorize the issue of a new certificate in place thereof upon such terms and conditions as it may deem advisable. The board of directors in its discretion may refuse to issue such new certificate until the ~~corporation has been indemnified to its satisfaction~~furnishing to the corporation of indemnity and other assurances satisfactory to the corporation and to all transfer agents and registrars of the class of shares represented by the certificate against any and all losses, damages, costs, expenses or liabilities to which they or any of them may be subjected by reason of the issue and delivery of such new certificate or certificates or in respect of the original certificate and/or until it is protected to its satisfaction by a final order or decree of a court of competent jurisdiction.

Section 5.               ~~Section 3.~~ Registered Shareholders. A person in whose name shares are of record on the books of the corporation shall conclusively be deemed the unqualified owner and holder thereof for all purposes and to have capacity to exercise all rights of ownership. Neither the corporation nor any transfer agent of the corporation shall be bound to recognize any equitable interest in or claim to such shares on the part of any other person, whether disclosed upon such certificate or otherwise, nor shall they be obliged to see to the execution of any trust or obligation.

ARTICLE VIII
Fiscal Year

The fiscal year of the corporation shall end on the last Saturday in February in each year, or on such other date as may be fixed from time to time by the board of directors.

ARTICLE IX
Seal

The board of directors may provide a suitable seal containing the name of the corporation. If deemed advisable by the board of directors, duplicate seals may be provided and kept for the purposes of the corporation.

ARTICLE X
Control Share Acquisitions

Ohio Revised Code Section 1701.831 does not apply to “control share acquisitions” of shares of the corporation.

ARTICLE XI
Amendments

This Amended and Restated Code of Regulations may be amended ~~or repealed~~, or new regulations may be adopted, at any meeting of shareholders called for that purpose by the affirmative vote of the holders of shares entitling them to exercise two-thirds of the voting power on such proposal.